UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2010

Item 1: Report to Shareholders

Maryland Short-Term Tax-Free Bond Fund	August 31, 2010

The views and opinions in this report were current as of August 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Maryland tax-free municipal bonds produced strong returns in the six-month period ended August 31, 2010, mostly keeping up with taxable bonds and faring much better than equities in a challenging economic environment. Continuing recent trends, longer-term and lower-quality securities fared much better than shorter-term and higher-quality munis as investors sought attractive yields from assets perceived to be relatively safe. Demand for municipal securities remained strong as investors braced for higher federal and possibly higher state and local income tax rates in 2011. The T. Rowe Price Maryland Tax-Free Bond Fund posted solid absolute returns in the first half of its fiscal year. However, the Maryland Tax-Free Money and the Maryland Short-Term Tax-Free Bond Funds returned very little as the Federal Reserve kept short-term interest rates at historically low levels.

MARKET ENVIRONMENT

The U.S. economic recovery, which started in the third quarter of 2009, has decelerated in recent months, and some fear that the economy is at risk of slipping into a new recession—a so-called “double dip.” According to the most recent estimates, gross domestic product grew at a meager pace of 1.6% in the second quarter of 2010. While national unemployment remains stubbornly above 9% and the housing recovery is far from robust, we currently believe the economy is likely to grow at a sluggish pace in the months ahead and not relapse into recession. Encouraging signs include continued growth in industrial production, modest expansion of payrolls, and rising capital goods shipments.

In the last six months, Fed officials consistently reassured investors that an increase in the fed funds target rate—which remained in the 0.00% to 0.25% range established in late 2008—was not imminent. Most recently, with economic growth weakening, the central bank acted to avoid a passive tightening of policy stemming from activities related to its balance sheet. On August 10, the Fed adopted a policy of reinvesting principal payments from other maturing securities into Treasury securities. As a result, longer-term Treasury yields tumbled to levels not seen since the depth of the financial crisis in late 2008. Intermediate- and longer-term municipal yields also declined but not as much as Treasury interest rates.

With municipal yields at reasonable levels relative to Treasury yields, tax-free securities are an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. For example, as of August 31, the 3.67% yield offered by a 30-year tax-free municipal bond rated AAA was 104% of the 3.52% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 5.10% in order to receive the same after-tax income from a 30-year AAA muni bond yielding 3.67%. Nonetheless, as in all other fixed income markets, municipal yields are at or near historic lows across the curve. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Year-to-date municipal bond supply through August totaled about $262 billion, according to The Bond Buyer. New supply this year reflects a steady pace of municipal borrowings for ongoing capital needs. Investor demand has remained strong, bolstered by concerns about higher federal, state, and local taxes. About one-fourth of this year’s new supply represented taxable municipal issuance under the Build America Bond (BAB) program, which puts supply of new tax-exempt securities at constricted levels. While we expect this year’s overall issuance to be in line with that of recent years, the expansion of the BAB program could make aggregate new tax-exempt issuance in 2010 somewhat lower than in 2009.

Many states continue to face fiscal difficulties and have been forced to take drastic actions—including tax and fee increases and spending cuts—to close budget deficits. Despite the increasing negative press regarding the fiscal health of municipal issuers, we do not see a near-term threat to Maryland’s ability to continue servicing its outstanding debts, though we have longer-term concerns about potentially onerous future pension and other postretirement obligations. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. The municipal market is made up of thousands of unique issuers in a variety of sectors, many of which continue to maintain good credit profiles.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Wealth levels are favorable, with Maryland’s 2009 per capita personal income representing 123% of the national average and ranking fourth among all states. Maryland’s unemployment rate was 7.1% as of July 31, 2010 (the latest available data), well below the 9.5% national unemployment rate at that time. Maryland’s employment picture has brightened somewhat over the last 12 months.

While Maryland’s economic and demographic trends have been relatively good, its finances have not been immune to the national recession. The state acted early to address the looming recession. In late 2007, Governor O’Malley enacted several permanent revenue increases, including raising the statewide sales tax to 6% (from 5%), hiking the corporate income tax by 1.25 percentage points, and restructuring the state’s personal income tax brackets. As fiscal year 2009 unfolded, both income tax and sales tax receipts dropped below forecasts, and the governor responded by reducing expenditures to bring the budget into balance.

At the end of its fiscal year, June 30, 2010, Maryland faced approximately a $2 billion shortfall, which was larger than had previously been predicted. Maryland’s Board of Public Works cut expenses to address these revenue shortfalls. The state has also right-sized its budget for 2011 and expects its state reserve fund will hold $733 million as of June 30, 2011.

Maryland’s debt load is somewhat above the national average. According to Moody’s 2010 State Debt Medians, the state’s debt burden is in the upper third when measured by debt per capita and only modestly better when measured on a debt to personal income basis. Nevertheless, Maryland has a long history of responsible stewardship and prudent financial management. The state’s general obligation bonds are rated Aaa, AAA, and AAA by Moody’s Investors Service, Standard & Poor’s, and Fitch, respectively, and each of the rating agencies carries a stable outlook.

PERFORMANCE AND PORTFOLIO STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2010, matching the result for the Lipper Other States Tax-Exempt Money Market Funds Average. The fund continued to compare favorably with its competitors over the longer term. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Money Fund 21 out of 37, 17 out of 37, and 16 out of 36 funds in the other states tax-exempt money market funds universe for the one-, three-, and five-year periods ended August 31, 2010, respectively. Returns for other periods will vary. Past performance cannot guarantee future results.)

An unchanged Federal Reserve policy, which has targeted a fed funds rate of 0.00% to 0.25% since late 2008, continues to compress all money market rates. Money market asset classes, including Treasuries, agencies, corporates, and municipals, now trade in a narrow range around that target. The result has been a continuation of meager yields for money fund investors. T. Rowe Price, like many of its peers, is voluntarily waiving a portion of its management fee until such time as the level of income generated by the fund is sufficient to meet fund expenses. We will continue to manage the fund with a focus on stability of principal and liquidity while generating the highest level of income commensurate with those goals.

The municipal money market yield curve spent most of the past six months moving in a tight range. Yields have averaged around 0.18% for overnight investments, 0.28% for seven days, 0.33% for 90 days, and 0.36% for one-year investments. Thus, any municipal money market investment continues to generate income insufficient to meet fund expenses. Interestingly, municipal rates have stayed low even though total money fund assets across the industry continue to fall—a technical factor that would normally push rates higher. A number of issues help explain these persistently low yields: a significant drop in short-term variable rate debt issuance; short-maturity bond funds dipping down into the one-year part of the money fund curve; and the presence of crossover taxable money funds, which have become marginal buyers of short-dated municipals. The Fed is expected to maintain its short-term rate policy for an extended period, and we, therefore, expect little change in the yield curve.

Money market municipal supply is down sharply from years past for several reasons. As mentioned, short-dated variable rate demand note issuance is down year-to-date as issuers are opportunistically locking in low rates through longer-dated borrowings in the bond market. Credit quality concerns have also removed a number of issuers from our approved list, although the state of Maryland has, in general, fared much better than its peers.

Despite the low yields and the credit concerns permeating the municipal market, we remain focused on the fund’s primary mandate—providing shareholders with stability of principal and liquidity. The money fund’s role within an investor’s portfolio is unchanged, and we remain committed to our consistent investment practices in fulfilling that role. We look forward to the next rising rate cycle when our investors can feel more rewarded.

Maryland Short-Term Tax-Free Bond Fund
The fund returned 0.96% for the six-month period ended August 31, 2010, moderately less than the Lipper Short Municipal Debt Funds Average. The fund’s net asset value remained stable over the past six months, rising one cent to $5.27 since the end of February. Dividends contributed $0.04 per share to the fund’s total return during the six-month period.

Over the last several years, the yield on short-term Maryland bonds has fallen dramatically. For example, three-year Maryland general obligation bond yields fell from 3.5% in February 2007 to 1.5% in February 2009 and to 0.81% at the end of February 2010. Over the past six months, the yield on Maryland’s three-year general obligations fell by half again to 0.40%. Despite the historically low yield, investor demand stayed strong in this part of the curve. During the last six months, we reinvested some of the proceeds from maturing securities into longer-maturity securities, out to five years. The biggest change in our curve allocation since the February shareholder report was an approximate five-percentage-point increase in our allocation to five-year munis. At the same time, we trimmed our cash holdings by a similar amount. As a result, the portfolio’s duration—a measure of interest rate sensitivity— increased by about a quarter of a year. However, it is still much shorter than a couple of years ago when interest rates were higher.

Earlier this year, we had no intention of increasing the portfolio’s average maturity or duration, or buying five-year bonds, but we found a number of good opportunities across many sectors. Our largest sector increase was in dedicated tax bonds, where we added about six percentage points to the portfolio. Specifically, we added to Maryland Department of Transportation bonds and AAA rated Montgomery County Housing Bonds. We also increased our positions in lease, electric, solid waste, and health care bonds. As a result, the portfolio’s 30-day SEC yield was little changed at the end of the reporting period from six months ago. Our strategy enabled us to maintain the yield without taking on any significant additional interest rate risk. (Please refer to the portfolio of investments for a complete listing of our holdings and the amount each represents in the fund.)

Overall, the portfolio’s credit quality, as shown in the Quality Diversification chart, remained very high. AAA rated bonds accounted for 43% of assets, while our allocation to AA rated issues widened by four percentage points over the past six months to 36% of the fund. In aggregate, investment-grade holdings represent 97% of the portfolio, up from 94% six months ago. We believe that it will be difficult to exceed the peer group as long as the Federal Open Market Committee keeps overnight rates near zero. However, we believe we will make up considerable ground once the Fed starts reducing its accommodative position.

Six months ago, we believed the economy was on the path to a stronger recovery, but at this point, with the Fed expected to maintain its short-term rate policy for an extended period, we expect little change in the yield curve.

We believe the T. Rowe Price Maryland Short-Term Tax-Free Bond Fund is an attractive investment relative to a low-yielding money market fund. Our unwavering focus is on providing triple-tax-exempt (local, state, and federal) income for Maryland residents. We want to maintain our yield advantage, but we are unwilling to take on significant interest rate risk to get only a marginal amount of incremental income. Maryland is a AAA rated state with a history of fiscal responsibility, and its short-term bonds typically yield less than municipal bonds issued by other states. We are pleased to report that over the last six months we were able to add high-quality, tax-free bonds in sectors that add a bit more yield than high-quality Maryland general obligations.

Looking ahead, reinvesting the proceeds from maturing bonds at decent levels will be one of our largest challenges. Including current cash holdings, about half of the fund matures by the end of 2011. Although we have systematically reduced our holdings in Maryland state and local general obligations, high-quality general obligations represented 27.9% of the portfolio at the end of the reporting period. With three-year AAA rated Maryland general obligations yielding just 40 basis points (0.40%), reinvesting and maintaining the fund’s current yield will be more difficult. Fortunately, the market provided us with several good opportunities over the last six months, and we hope our dedicated team of credit analysts will be able to uncover high-quality credits with higher yields over the next year.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned 5.12% for the six-month period ended August 31, 2010, modestly outperforming its Lipper peer group average. The fund’s net asset value rose to $10.77 at the end of August from $10.47 six months earlier, and dividends per share contributed $0.23 to the fund’s total return. We are pleased to report that your fund continued to compare favorably relative to its competitors over the longer term. Lipper ranked the fund in the top quintile of its Maryland municipal debt funds universe for the 3-, 5-, and 10-year periods ended August 31, 2010. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Bond Fund 10 out of 35, 5 out of 30, 4 out of 26, and 3 out of 20 funds in the Maryland municipal debt funds universe for the 1-, 3-, 5-, and 10-year periods ended August 31, 2010, respectively. Past performance cannot guarantee future results.)

Technical factors, including supply/demand dynamics and a steep yield curve, kept us bullish on munis for the most recent period. We continued to invest new cash in longer-maturity bonds as we judged the longer portion of the yield curve more attractive than short- and intermediate-term bonds. We also trimmed cash and other short-term holdings and added securities with longer maturities to pick up additional income, as yields on short-term holdings stayed at extremely low levels. These measures pushed our average maturity to a fairly long 17.7 years from 15.9 years six months ago. Since a longer-maturity portfolio could increase interest rate risk, we sold Treasury futures to help protect against a sharp rise in rates. In our ongoing effort to mitigate interest rate risk, we intend to maintain a modest Treasury futures position.

Credit spreads (the difference in yield between high- and low-quality bonds) narrowed slightly during the first six months of the fiscal year. We continued to look for attractive lower- and medium-quality bonds during the most recent period. The highest-quality bonds are trading at or near historic low yields (and thus have high valuations), and we simply do not see the opportunity for further price gains. For much of the past year and a half, including the last six months, our best returns have come from low- and medium-quality bonds. In this environment, extensive credit research capabilities and a long-term perspective are especially important. We will continue to rely on our careful, research-driven process to capitalize on investment opportunities in this marketplace.

In terms of our sector allocation, we kept a significant weighting in hospitals. Despite concerns about the long-term effect of health care reform on hospital finances, we still believe select investments in this sector represent good value. We are optimistic that our portfolio additions, including Johns Hopkins Health System and University of Maryland Medical System, will continue to provide good returns to the portfolio in a challenging fiscal environment. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

We maintained the portfolio’s overall focus on revenue bonds, adding five percentage points to this category over the last six months. Specifically, we added to the transportation sector and increased our sector weighting in dedicated tax holdings. In particular, we purchased a significant position in Puerto Rico Sales Tax Financing Corporation (the income is not taxable for Maryland residents). Puerto Rico has pledged a portion of the commonwealth-wide sales tax to repayment of these bonds, and bondholders’ claim on these sales tax revenues is senior to all other claims. This puts these bonds at a higher quality than the commonwealth’s general obligation pledge. We added this holding at an attractive valuation relative to other opportunities.

The portfolio reflects the high quality of the Maryland municipal bond market. While we are always in search of better yield, we also subject any new purchases to a rigorous credit screening. Furthermore, nearly 100 distinct guarantors in the fund offers a high level of diversification for our shareholders. Of course, diversification cannot assure a profit or protect against loss in a declining market.

OUTLOOK

The municipal credit environment could remain challenging for some time. Ongoing economic sluggishness, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local municipalities—a trend that could get worse over the next 12 months—and municipal bond defaults, which historically have been rare, could increase moderately. Maintaining balanced budgets requires careful and dedicated work by state and local officials. Many issuers are trying to make difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions.

We continue to believe that the municipal market is a high-quality market and that many longer-term municipal securities offer good value, especially considering that tax rates are expected to rise in the next few years. Longer-term and lower-rated investment-grade municipal bond valuations, though they have rebounded significantly from the lows of 2008, remain attractive and could improve further. In contrast, short- and intermediate-term securities appear to be fully valued and could be vulnerable if shorter-term interest rates increase, though that does not appear likely as long as inflation remains very low and the economy remains weak. We believe increased demand for munis due to higher anticipated tax rates and other factors, along with reduced tax-exempt issuance, will help cushion the effect of any rise in Treasury rates on the municipal market.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals. We think such investments will continue to help us generate excellent long-term relative returns for our clients.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 16, 2010

Each committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment programs.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays Capital 3-Year State General Obligation Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between two and four years.

Barclays Capital Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: The dollar-weighted average maturity of a portfolio’s securities without taking into account interest rate reset dates for certain adjustable rate securities. It is a measure that reflects how a fund may react in periods when credit spreads are widening or liquidity conditions are tightening. In general, the longer the fund’s average life, the greater its exposure to interest rate fluctuations. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 6/30/10	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Maryland Tax-Free Money Fund	0.01%	-0.22%	0.01%	1.82%	–	1.49%	3/30/01
Maryland Short-Term Tax-Free Bond Fund	–	–	1.95	2.94	3.09%	–	–
Maryland Tax-Free Bond Fund	–	–	10.14	4.00	5.21	–	–

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Expense Ratio

Maryland Tax-Free Money Fund	0.53%
Maryland Short-Term Tax-Free Bond Fund	0.52
Maryland Tax-Free Bond Fund	0.47

The expense ratios shown are as of the funds' fiscal year ended 2/28/10. These numbers may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, do not include fee or expense waivers.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 100.1%		
MARYLAND 93.5%		
Anne Arundel County, 5.25%, 3/1/16 (Prerefunded 3/1/12) (1)	500	537
Anne Arundel County, General Improvement, GO 4.00%, 4/1/11	1,725	1,763
Anne Arundel County, General Improvement, GO 5.00%, 3/1/11	165	169
Baltimore City, Consolidated Public Improvement, GO 3.00%, 10/15/12	1,040	1,096
Baltimore City, COP, 5.00%, 10/1/11	4,250	4,452
Baltimore City, COP, 5.00%, 10/1/14	4,280	4,919
Baltimore City, GO, 7.00%, 10/15/10 (2)	4,365	4,401
Baltimore City, Parking, 5.90%, 7/1/11 (3)	100	104
Baltimore City Board of School Commissioners, GO 4.00%, 5/1/12	1,175	1,247
Baltimore City Board of School Commissioners, GO 5.00%, 5/1/11	350	361
Baltimore County, Consolidated Public Improvement, GO 5.00%, 8/1/13	2,250	2,548
Baltimore County, Metropolitan Dist., GO, 5.00%, 8/1/12	575	627
Baltimore County, Metropolitan Dist., GO, 5.25%, 9/1/10	1,000	1,000
Baltimore County, Metropolitan Dist., GO, 5.25%, 9/1/11	350	368
Baltimore County, Metropolitan Dist., GO, 5.25%, 9/1/12	1,455	1,599
Baltimore County, Pension Funding, GO, 5.00%, 8/1/11	6,620	6,913
Calvert County, Consolidated Public Improvement, GO 5.00%, 7/15/11	2,310	2,406
Carroll County, GO, 4.00%, 11/1/11	2,055	2,145
Frederick County, GO, 5.00%, 12/1/10	2,495	2,525
Frederick County, Public Fac., GO, 5.00%, 8/1/11	500	522
Gaithersburg, Asbury Maryland Obligated Group 6.00%, 1/1/15 , Acquisition Date: 11/30/09 Acquisition Cost $3,750 (4)	3,750	3,906
Harford County, Consolidated Public Improvement, GO 5.00%, 12/1/10	2,765	2,798

Harford County, GO, 5.00%, 7/1/12	2,475	2,688
Howard County, Vantage House, 5.00%, 4/1/11	600	605
Howard County, Vantage House, 5.00%, 4/1/12	600	608
Maryland, Capital Improvement, GO, 5.25%, 2/15/11	750	767
Maryland, GO, 5.00%, 2/1/11	1,850	1,886
Maryland, GO, 5.00%, 8/1/11	255	266
Maryland, State & Local Fac., Capital Improvement, GO 5.50%, 3/1/11	5,080	5,214
Maryland, State & Local Fac., Capital Improvement, GO 5.50%, 8/1/11	2,000	2,097
Maryland, State & Local Fac., GO, 5.00%, 8/1/11	5,140	5,365
Maryland, State & Local Fac., GO, 5.00%, 8/1/12	4,000	4,361
Maryland, State & Local Fac., GO, 5.25%, 2/15/11	2,800	2,864
Maryland, State & Local Fac., GO, 5.50%, 7/15/11	865	905
Maryland CDA, Residential, 3.65%, 9/1/10	1,000	1,000
Maryland CDA, Residential, 3.90%, 9/1/10 (5)	1,190	1,190
Maryland CDA, Residential, 3.95%, 9/1/11 (5)	1,380	1,404
Maryland CDA, Residential, 4.10%, 9/1/11 (5)	1,380	1,406
Maryland CDA, Residential, 4.10%, 9/1/13 (5)	1,650	1,711
Maryland CDA, Residential, 4.30%, 9/1/13 (5)	1,605	1,673
Maryland DOT, 3.00%, 9/1/11	250	257
Maryland DOT, 3.00%, 5/15/12	1,000	1,046
Maryland DOT, 4.00%, 9/1/12	2,250	2,414
Maryland DOT, 5.00%, 12/15/10	200	203
Maryland DOT, 5.00%, 3/1/12	5,000	5,352
Maryland DOT, 5.00%, 5/1/12	1,960	2,113
Maryland DOT, 5.00%, 5/1/13	2,180	2,444
Maryland DOT, 5.00%, 11/1/14	4,285	5,031
Maryland Economic Dev. Corp., Associated Catholic Charities VRDN, 0.29%, 10/1/29	3,040	3,040

Maryland Economic Dev. Corp., Aviation Administration 5.25%, 6/1/12 (5)(6)	5,560	5,970
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/14 (5)(6)	3,265	3,595
Maryland Economic Dev. Corp., Aviation Administration 5.50%, 6/1/17 (5)(6)	2,000	2,145
Maryland Economic Dev. Corp., Catholic Relief Services, VRDN 0.31%, 5/1/36	750	750
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 4.75%, 12/1/11	900	893
Maryland Economic Dev. Corp., Howard Hughes Medical, VRDN 0.25%, 2/15/43	2,300	2,300
Maryland Economic Dev. Corp., U.S. Pharmacopeial Convention VRDN, 0.25%, 7/1/38	2,300	2,300
Maryland Economic Dev. Corp., Univ. of Maryland Baltimore County Student Housing, 5.00%, 7/1/14 (7)	500	532
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/12 (8)	1,630	1,705
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/13 (8)	460	491
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/14 (8)	150	162
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/15 (8)	100	108
Maryland Economic Dev. Corp., Univ. of Maryland College Park Student Housing, 5.00%, 6/1/17 (8)	390	415
Maryland HHEFA, Adventist Healthcare, 5.00%, 1/1/12	755	779
Maryland HHEFA, Anne Arundel Health, 3.00%, 7/1/11	1,000	1,016
Maryland HHEFA, Anne Arundel Health, 3.00%, 7/1/12	1,000	1,032
Maryland HHEFA, Collington Episcopal, 6.75%, 4/1/23 (Prerefunded 4/1/11) (1)	135	141
Maryland HHEFA, Frederick Memorial Hosp. 5.25%, 7/1/13 (3)(9)	1,185	1,248
Maryland HHEFA, Ingleside at King Farm, Presbyterian Community, 5.00%, 1/1/17	395	382

Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/42 (Tender 11/15/11)	3,225	3,372
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/46 (Tender 5/15/13)	6,010	6,568
Maryland HHEFA, Johns Hopkins Health, Howard County General Hosp., VRDN, 0.26%, 7/1/46	3,000	3,000
Maryland HHEFA, Johns Hopkins Hosp., 5.00%, 11/15/19 (Prerefunded 11/15/13) (1)	3,200	3,639
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/11 (9)	650	676
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/14	375	418
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/16	1,500	1,691
Maryland HHEFA, Lifebridge Health, VRDN, 0.32%, 7/1/47	1,600	1,600
Maryland HHEFA, Medstar Health, 5.75%, 8/15/14	2,000	2,280
Maryland HHEFA, Mercy Medical Center, 5.00%, 7/1/12	1,365	1,437
Maryland HHEFA, Mercy Ridge, 4.50%, 7/1/14	100	107
Maryland HHEFA, Mercy Ridge, 5.00%, 7/1/13	150	161
Maryland HHEFA, Mercy Ridge, 5.00%, 7/1/16	140	153
Maryland HHEFA, Stevenson Univ., VRDN, 0.31%, 7/1/30	8,235	8,235
Maryland HHEFA, Univ. of Maryland Medical, 4.00%, 7/1/13	3,250	3,474
Maryland HHEFA, Univ. of Maryland Medical, 5.25%, 7/1/34 (Prerefunded 7/1/11) (1)	750	781
Maryland HHEFA, Univ. of Maryland Medical, 5.75%, 7/1/17 (Prerefunded 7/1/12) (1)	2,000	2,194
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.21%, 7/1/41	1,800	1,800
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.25%, 7/1/34	2,200	2,200
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.26%, 7/1/41	2,000	2,000
Maryland HHEFA, Upper Chesapeake Hosp., VRDN 0.27%, 1/1/43	6,390	6,390
Maryland HHEFA, Washington County Health, 5.00%, 1/1/12	1,995	2,072
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/12 (2)	510	544

Maryland Ind. Dev. Fin. Auth., National Aquarium in Baltimore VRDN, 0.31%, 11/1/26	600	600
Maryland Ind. Dev. Fin. Auth., Sheppard & Enoch Pratt Foundation, VR, 4.25%, 12/31/11	495	498
Maryland Ind. Dev. Fin. Auth., Synagro/Baltimore Wastewater IDRB, 5.00%, 12/1/10 (5)	1,555	1,565
Maryland Ind. Dev. Fin. Auth., Synagro/Baltimore Wastewater IDRB, 5.125%, 12/1/11 (5)	800	815
Maryland Stadium Auth., Baltimore Convention Center, VRDN 0.28%, 12/15/14	2,000	2,000
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport, 4.50%, 3/1/14 (10)	440	466
Maryland Transportation Auth., Baltimore-Washington Int'l. Airport, 5.25%, 3/1/14 (5)(10)	2,500	2,640
Maryland Transportation Auth., Federal Highway, RAC 5.00%, 3/1/11	1,065	1,090
Montgomery County, Consolidated Public Improvement 4.75%, 2/1/12 (Prerefunded 2/1/11) (1)	250	257
Montgomery County, Georgetown Preparatory School, VRDN 0.31%, 6/1/35	500	500
Montgomery County, GO, 5.25%, 10/1/10	505	507
Montgomery County, GO, TECP, 0.34%, 9/17/10	8,600	8,600
Montgomery County, GO, BAN, VRDN, 0.31%, 6/1/26	2,010	2,010
Montgomery County, Public Improvement, GO, 5.00%, 5/1/11	5,900	6,088
Montgomery County, Public Improvement, GO, 5.00%, 6/1/11	1,000	1,036
Montgomery County Housing Opportunities Commission 2.00%, 1/1/12	10,000	10,203
Northeast Maryland Waste Disposal Auth., Harford County 5.25%, 3/15/11 (5)(10)	350	358
Northeast Maryland Waste Disposal Auth., Harford County 5.25%, 3/15/14 (5)(10)	250	255
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/11 (5)(10)	720	738
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/14 (5)(10)	2,000	2,208

Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/16 (5)(10)	7,200	7,851
Northeast Maryland Waste Disposal Auth., Waste Management IDRB, 4.75%, 1/1/12 (5)	340	342
Prince George's County, Consolidated Public Improvement 5.25%, 12/1/16 (Prerefunded 12/1/11) (1)(3)	850	912
Prince George's County, Consolidated Public Improvement 5.25%, 12/1/20 (Prerefunded 12/1/11) (1)(3)	1,500	1,609
Prince George's County, Consolidated Public Improvement, GO 5.25%, 10/1/19 (Prerefunded 10/1/10) (1)	200	203
Prince George's County, GO, 5.00%, 9/15/11	1,100	1,155
Prince George's County, GO, 5.25%, 10/1/10	2,420	2,430
Saint Mary's County, GO, 3.00%, 7/15/11	625	640
Univ. System of Maryland, Auxiliary Fac. & Tuition 4.00%, 4/1/12	1,140	1,207
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/11	1,785	1,834
		245,689

PUERTO RICO 4.0%

Gov't. Dev. Bank of Puerto Rico, GO, 5.00%, 12/1/14	3,000	3,274
Puerto Rico, Public Improvement, GO, 5.50%, 7/1/11 (3)	3,070	3,171
Puerto Rico Electric Power Auth., 5.00%, 7/1/12	2,000	2,134
Puerto Rico Electric Power Auth., 5.25%, 7/1/13 (2)	1,690	1,859
		10,438

VIRGIN ISLANDS 2.3%

Virgin Islands PFA, 4.00%, 10/1/12	300	312
Virgin Islands PFA, 4.00%, 10/1/13	1,015	1,073
Virgin Islands PFA, 4.00%, 10/1/14	555	590
Virgin Islands PFA, 5.00%, 10/1/11	2,000	2,075
Virgin Islands PFA, 5.00%, 10/1/16	350	391

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Short-Term Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on January 29, 1993. The fund seeks to provide the highest level of income exempt from federal and Maryland state and local income taxes consistent with modest fluctuation in principal value.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On March 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On August 31, 2010, all of the fund’s investments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $61,159,000 and $44,075,000, respectively, for the six months ended August 31, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and February 28, 2010, and totaled $4,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2010, the fund had $2,230,000 of unused capital loss carryforwards, which expire: $279,000 in fiscal 2013, $829,000 in fiscal 2014, $921,000 in fiscal 2015, $125,000 in fiscal 2016, and $76,000 in fiscal 2018.

At August 31, 2010, the cost of investments for federal income tax purposes was $258,786,000. Net unrealized gain aggregated $4,289,000 at period-end, of which $4,332,000 related to appreciated investments and $43,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2010, expenses incurred pursuant to these service agreements were $43,000 for Price Associates and $30,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, www.sec.gov. The description of our proxy voting policies and procedures is also available on our website, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 18, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 18, 2010